UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 9, 2004

                           Commission File No. 1-8726

                                    RPC, INC.
             (exact name of registrant as specified in its charter)

            Delaware                                           58-1550825
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                        Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code


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Item 5. Other Events and Regulation FD Disclosure

On January 9, 2004, registrant issued a press release titled "RPC, Inc. Reports Stock Buyback," that announces the repurchase of 102,800 shares of RPC, Inc. common stock during the fourth quarter of 2003.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

          Exhibit 99 - Press release dated January 9, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RPC, Inc.

Date: January 9, 2004                     /s/ BEN M. PALMER
                                          -------------------------------------
                                          Ben M. Palmer
                                          Vice President,
                                          Chief Financial Officer and Treasurer